Execution Copy
REGISTRATION RIGHTS AGREEMENT
          THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 18, 2009, by and among Solutia Inc., a Delaware corporation (the “Company”), Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (the “Special Fund”, and together with the Master Fund, the “HCP Funds”).
          Whereas, concurrently with the execution and delivery of this Agreement, the HCP Funds, the Company and Jefferies & Company, Inc., as representative of the underwriters listed on Schedule I of the Underwriting Agreement (the “Underwriters”), have entered into an Equity Underwriting Agreement (the “Underwriting Agreement”), providing for the public offering (the “Public Offering”) by the Underwriters of a certain number of shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”);
          Whereas, concurrently with the execution and delivery of this Agreement and as a condition to the inducement of the Company’s willingness to enter into this Agreement, the HCP Funds have agreed to execute and deliver a lock-up agreement in favor of the Company;
          Now, therefore, in consideration of the foregoing, the covenants and agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:
AGREEMENT
          1. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings
          “Agreement” means this Registration Rights Agreement.
          “Commission” means the Securities and Exchange Commission.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended and all applicable rules and regulations promulgated thereunder.
          “FINRA” means the Financial Industry Regulatory Authority, Inc.
          “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 of the Securities Act.
          “Holder” means the HCP Funds or any record or beneficial owner of Registrable Securities who becomes a party to this Agreement in accordance with Section 9 hereof.

          “Holders of a Majority of the Registrable Securities” means the Person or Persons who are the Holders of greater than 50% of the Registrable Securities then outstanding.
          “Person” means any natural person, corporation, trust, association, company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.
          The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.
          “Registration Date” means the date that is the thirtieth(30th) day after the date hereof.
          “Registrable Securities” means the Requisite Number of shares of Common Stock, which number shall be adjusted from time to time to reflect a spin-off, split-off, dividend, stock split or other distribution or in connection with a combination of shares, reclassification, merger, consolidation, reorganization or similar transaction and not for any additional acquisition of shares of Common Stock by the Holders after the date hereof; provided, however, that such shares of Common Stock or other securities shall constitute Registrable Securities only so long as (x) they have not been sold by a Holder to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement under the Securities Act, (y) they have not been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock or other securities are removed upon the consummation of such sale and the seller and purchaser of such Common Stock or other securities receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock or other securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction, or (z) they and all other shares of Common Stock (which amount of Common Stock for purposes of this clause shall not be greater than that number of shares held after giving effective to the Public Offering held by the signatories on the date hereof )are not capable of being sold under Rule 144 in a single transaction without regard to the volume or manner of sale requirements therein.
          “Requisite Number” means the aggregate number of shares of Common Stock beneficially owned by the Holders (within the meaning of Regulation 13D/G under the Exchange Act) in excess of ten percent (10%) of the total number of shares of Common Stock issued and outstanding.
          “Rule 144” means Rule 144 as promulgated under the Securities Act.

          “Securities Act” means the Securities Act of 1933, as amended and all applicable rules and regulations promulgated thereunder.
          “WKSI” means a well-known seasoned issuer as defined under Rule 405 of the Securities Act.
          2. Shelf Registration.
               (a) On or prior to the Registration Date, (i) the Company shall file a shelf registration statement (a “Shelf Registration Statement”) pursuant to Rule 415 of the Securities Act covering all of the Registrable Securities to enable the resale on a delayed or continuous basis of such Registrable Securities (a “Shelf Demand Registration”) or (ii) if the Company is a WKSI and has an outstanding effective Form S-3 Registration Statement, the Company shall file a post-effective amendment to such Form S-3 Registration Statement covering all of the Registrable Securities. Subject to Section 2(b), the Company shall use its commercially reasonable best efforts to cause the Shelf Registration Statement to become effective within 75 days of the date hereof and to remain effective until the earlier of (x) the time all Registrable Securities subject thereto have been sold and (y) the second anniversary of the initial effective time, including by filing necessary post-effective amendments and prospectus supplements reasonably required by a Holder, subject to any blackout periods described in Section 2(b). The Holders of Registrable Securities participating in the Shelf Registration Statement shall have the right to determine the plan and method of distribution for the Registrable Securities. Notwithstanding anything contained herein to the contrary, the Holders of Registrable Securities may not file, or request that the Company file, as required by Rule 424 of the Securities Act, more than three (3) prospectuses or prospectus supplements in connection with any Shelf Registration Statement in any thirty (30) day period.
               (b) Notwithstanding the provisions of Section 2(a), if the Company has a Shelf Registration Statement in effect pursuant to this Section 2, and the Company furnishes to the Holders of Registrable Securities included in such Shelf Registration Statement a certificate signed by the President and Chief Executive Officer of the Company stating that such officers have made a good faith determination that a registration would (i) require the disclosure of material nonpublic information concerning the Company, its business or prospects and that such disclosure would be materially adverse to the Company, and/or (ii) materially interfere with a pending transaction involving the Company or a subsidiary or affiliate of the Company, then, the Company shall have the right to prevent Holders of Registrable Securities from selling Registrable Securities pursuant to an effective Shelf Registration Statement for a period of not more than sixty (60) days after the Company delivers such certificate to the applicable Holder and demands that such Holder cease sales of securities under the Shelf Registration Statement (and during such period the Company shall not be obligated to file another Shelf Registration Statement); provided, that the Company may not exercise its rights under this Section 2(b) more than four times in any consecutive 12-month period; and provided further, that the Company may not suspend the effectiveness any Shelf Registration Statement under this Section 2(b) for more than 60 days in the aggregate during any consecutive 12-month period.

               (c) The Company may elect to register in any Shelf Registration Statement any additional shares of Common Stock (including, without limitation, any shares of Common Stock to be distributed in a primary offering made by the Company) so long as the inclusion of such Common Stock by the Company would not (as determined in the reasonable discretion of Holders of Registrable Securities to be included in the Shelf Registration Statement), (i) be reasonably likely to delay in any material respect such Holder’s ability timely to sell the Registrable Securities pursuant to the Shelf Registration Statement or (ii) cause a reduction in the number of Registrable Securities included in the Shelf Registration Statement as a result of the Company’s election to so register additional shares of Common Stock. Such election of the Company, if made, shall be made by the Company giving written notice to the Holders of Registrable Securities to be included in the Shelf Registration Statement stating (A) that the Company proposes to include additional shares of Common Stock in such Shelf Registration Statement, and (B) the number of shares of Common Stock proposed to be included.
          3. Registration Procedures.
               (a) If and whenever the Company is required by the provisions of Section 2 to effect the registration of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as possible, shall use its reasonable best efforts to effect such registration and so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof in conformity with any required time period set forth therein, and in connection therewith the Company agrees to:
               (i) in accordance with the Securities Act, prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective until the earlier of (x) the time all Registrable Securities subject thereto have been sold and (y) the fourth anniversary of the initial effectiveness thereof, subject to the Company’s rights to cause Holders of Registrable Securities to cease sales under an effective Shelf Registration Statement pursuant to Section 2(b)), and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete and to permit the Holders of Registrable Securities subject to such registration statement to sell such securities; provided, that the Company shall provide counsel selected by the Holders of a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) with a reasonable opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission;
               (ii) furnish, at its expense, to the Holders of securities participating in such registration such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus, prospectus supplement and such other documents as such Holders may reasonably request;
               (iii) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders of Registrable Securities may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;
               (iv) notify the Holders of Registrable Securities, promptly after it shall receive notice thereof, of the date and time when (A) such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and (B) any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained;
               (v) notify the Holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;
               (vi) notify the Holders of Registrable Securities promptly upon learning of the occurrence of any event as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
               (vii) prepare and file promptly with the Commission, and notify such Holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
               (viii) in case any of such Holders of Registrable Securities is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act, the Company shall use reasonable best efforts to prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act;

               (ix) advise such Holders of Registrable Securities and Holders’ Counsel (if any), promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
               (x) list the Registrable Securities (and to maintain such listing during the pendency of the relevant registration period) on any exchange on which the securities of the Company of the same class with Registrable Securities are listed;
               (xi) make available for inspection by any Holder of Registrable Securities covered by the registration statement, Holders’ Counsel (if any) and any attorney, accountant or other agent retained by any such Holder (each, an “Inspector” and collectively, the “Inspectors”), during regular business hours and upon reasonable advance notice, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement, subject to obligations of confidentiality; and
               (xii) prepare other offering materials in a form customarily used in similar transactions or on the request of any Holder of Registrable Securities.
               (b) Any Holder of Registrable Securities included for registration agrees to:
               (i) provide the Company with such information and assistance as reasonably requested by the Company to effect and maintain such registration under the Securities Act;
               (ii) keep confidential that the Company has exercised its rights under Section 2(b) and any other confidential information provided by the Company in connection with this Agreement; and
               (iii) comply, with the prospectus delivery requirements and other provisions of the Securities Act and the Exchange Act, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities.
               (c) Certain legal consequences arise from being named a selling securityholder in a registration statement and related prospectus. Accordingly, each Holder of Registrable Securities acknowledges that it has been advised to consult its own independent securities law counsel regarding the consequences of demanding or requesting registration of Registrable Securities hereunder or being named or not being named as a selling securityholder in the registration statement and related prospectus.
          4. Expenses.(a) With respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 2, the Company agrees to bear all fees, costs and expenses of such registration; provided, however, that the expenses of which are not required to be paid by the Company pursuant to subparagraph (b) below shall be paid by the Holders of Registrable Securities.
               (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above, shall consist of (i) all registration, filing and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for the Company and (ii) all legal fees and disbursements and other expenses of the Company complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified.
          5. Indemnification.
               (a) The Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and each of such Holder’s officers, directors, partners, members, legal counsel and accountants, and each Person who controls such Holder within the meaning of the Securities Act, from and against, and agrees to reimburse such Holder, its officers, directors, partners, members, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, partners, members, legal counsel, accountants or controlling Persons, may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus related thereto, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; provided, however, that the Company will not be liable to any such Person to (i) the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission of material fact so made in strict conformity with written information furnished by such Holder or such controlling Person specifically for use in the preparation thereof, or (ii) for sales by Holders in violation of Section 2(b).
               (b) Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees (severally and not jointly) to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the

Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus related thereto or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof and such untrue statement or omission of material fact was not subsequently corrected in a subsequent writing from such Holder to the Company at least 36 hours prior to sale of Registrable Securities to the Person asserting the claim or loss; provided, however, that the indemnity agreement contained in this subsection 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided, further, that the total amounts payable in indemnity by a Holder under this subsection 5(b) shall not exceed the net proceeds received by such Holder in the registered sale out of which such claim, action, demand, loss, damage, liability, cost, or expense arises.
               (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefore is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5 and shall not relieve the indemnifying party from liability under this Section 5 unless such indemnifying party is actually and materially prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from, conflict with or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) of Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.
               (d) If the indemnification provided for in subsection (a) or (b) of this Section 5 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share sale price multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).
               (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any Person who was not guilty of such fraudulent misrepresentation.
               (f) The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement and termination of this Agreement.
          6. Stockholder Information. The Company may request each Holder of Registrable Securities as to which any registration is to be effected or has been effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities, including a confirmation of the Requisite Number and number of Registrable Securities held, as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement agrees to promptly furnish the Company with such information.
          7. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.
          8. Agreements of the Holders of Registrable Securities. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on it behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Common Stock without the prior express written consent of the Company.
          9. Transfer of Registration Rights. The rights to cause the Company to register securities granted to the Holders of Registrable Securities pursuant to this Agreement may be transferred or assigned only to an affiliate or immediate family member of a Holder of Registrable Securities; provided, that the transferee first agrees in writing to be bound by the terms of this Agreement.
          10. Miscellaneous.
               10.1 Waivers and Amendments.
               (a) With the written consent of the Holders of a Majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with such consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of Registrable Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Registrable Securities.
               (b) Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give prompt written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing.
               (c) Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Specifically, but without limiting the generality of the foregoing, the failure of any party hereunder at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.
               10.2 Effect of Waiver or Amendment. Each Holder of Registrable Securities acknowledges that by operation of Section 10.1 the Holders of a Majority of the Registrable Securities will, subject to the limitations contained in Section 10.1, have the right and power to diminish or eliminate certain rights of such Holder under this Agreement.
               10.3 Rights of Holders of Registrable Securities. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder with respect to exercising or refraining from exercising any such right or rights.
               10.4 Notices. All notices, requests or consents required or permitted under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, registered or certified mail (with return receipt), overnight air courier (with receipt signature) or facsimile transmission (with “answerback” confirmation of transmission), sent to such party’s addresses or telecopy numbers as follows:
          If to the Company:
Solutia Inc.
575 Maryville Centre Dr.
St. Louis, MO 63141
Attn: General Counsel
          with a copy to:
Kirkland & Ellis LLP
Citicorp Center
153 East 53 rd Street
New York, NY 10022

Fax: (212) 446-4900
Attn: Christian O. Nagler
          If to HCP Funds:
c/o Harbinger Capital Partners
555 Madison Avenue, 16th Floor
New York, NY 10022
Fax: (212) 508-3721
Attn: General Counsel
          with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Fax: (212) 757-3990
Attn: Raphael M. Russo
Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable (or if given by registered or certified mail, upon the earlier of (i) actual receipt or (ii) three days after deposit thereof in the United States mail (with respect to addresses within the United States) or ten (10) days after deposit thereof in the United States mail (with respect to addresses outside of the United States).
               10.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.
               10.6 No Third Parties. Subject to Section 5 hereof, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement or, with respect to the Company, any successor thereto.
               10.7 Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.
               10.8 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.
               10.9 Waiver of Jury Trial.
               (a) EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY COURT ACTION ARISING AMONG ANY OF THE PARTIES, WHETHER UNDER OR RELATING TO THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTER-CLAIM, THIRD PARTY CLAIM OR OTHERWISE.

               (b) The agreement of each Party to waive its right to a jury trial will be binding on its successors and assigns and will survive the termination of this Agreement.
               10.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
               10.11 Reports Under the Exchange Act. In order to provide the Holders the use of Section 2, and so long as there are Registrable Securities outstanding, the Company will (i) file in a timely manner (giving effect to any delay permitted by the Securities Act and the Exchange Act) the reports required to be filed by it pursuant to the Securities Act and the Exchange Act; (ii) make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144 under the Securities Act, or (iii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities on Form S-3 (or any successor or substitute form) or without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements and, to the extent available, with a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell securities without registration only if such report is not available at www.sec.gov or on the Company’s website.
               10.12 Entire Agreement/Effectiveness. This Agreement contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.
               10.13 The signatories hereto represent and warrant that the Requisite Number is 14,463,847 as of the date hereof without giving effect to the Public Offering.
               10.14 Termination. This Agreement shall terminate and any Registration Statement filed hereunder may be withdrawn if there are no Registrable Securities outstanding.
[Signature Page Follows]

     IN WITNESS WHEREOF, each party hereto, intending to be bound by the terms of this Agreement, has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

SOLUTIA INC.

By:
Name:
Title:

HARBINGER CAPITAL PARTNERS
MASTER FUND I, LTD.

By:	Harbinger Capital Partners LLC

By:	Harbinger Holdings, LLC,
Its Managing Member

By:

Name:
Title:

HARBINGER CAPITAL PARTNERS
SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special
Situations GP, LLC

By:	Harbinger Holdings, LLC,
Its Managing Member

By:

Name:
Title:
[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]